

innovus pharma

A Leader in the OTC/Consumer Care Men's and Women's Health & Respiratory Diseases

OTCQB: INNV

Corporate Presentation

February 6, 2015

Safe-Harbor Statement

Statements under the Private Securities Litigation Reform Act, as amended: With the exception of the historical information contained in this presentation, the matters described herein contain forward-looking statements that involve risks and uncertainties that may individually, mutually, or materially impact the matters herein described, including, but not limited to, Innovus Pharmaceuticals, Inc.'s (the "Company") ability to execute its business plan, obtain regulatory approval for products under development, enter into partnering agreements, realize revenue and pursue growth opportunities, some of which are outside the control of the Company. Readers and attendees are cautioned not to place undue reliance on these forward-looking statements as actual results could differ materially from the forward-looking statements contained herein. Attendees are urged to read the risk factors set forth in the Company's most recent annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q and its most recent SEC filings. Company disclaims any intention to update this presentation.

Innovus Pharma

- Based in San Diego, Innovus Pharma is a commercial stage revenue generating leader in OTC/Consumer care products in men's and women's health and respiratory diseases
- We generate revenues from five commercial products on a worldwide basis
- We grow by acquiring or in-license high value, revenue generating assets

Innovus Pharma

Our "road map"

Execution

- Secure Funding
- SHAPE the organization for the future (products & indications)
- Build product pipeline

2013

Intense growth

- Realize the commercial potential of new products in 28 countries
- Generate Revenues from US sales channels and initial international markets

2014

Breakthrough

Launch products on a worldwide basis

- Turn the Corner to Profitability
- Realize accelerated revenue growth from commercial partnerships worldwide
- Continue to grow product pipeline
- Expansion into respiratory diseases

... and beyond

Innovus Pharma's Product Portfolio

Product	Indication
Zestra Essential Arousal Oils	Increases Arousal and Desire in Women
Zestra Glide.	High Viscosity low osmolality water based lubricant
EJECTDELAY	Premature Ejaculation
Sensum+	Increase penile sensitivity
Vesele	Increase in sexual and cognitive health

innovus pharma

Pipeline

Product	Indication	Approval Launch
	Fluticasone Propionate Nasal Spray for the Management of the nasal symptoms of seasonal and perennial allergic and non-allergic rhinitis in adults and pediatric patients 4 years of age and older	Q4 2015-Q1 20166 pending FDA approval
Androferti	Support Overall Male Reproductive Health and Sperm Quality	Q2 2015

NEW!
FlutiCare
NON DROWSY
NASAL ALLERGY
RELIEVER
FULL PRESCRIPTION STRENGTH
FlutiCare

innovus pharma

Revenue Projections



Projected Revenues ($Millions)
30
20
10
0
2013
2014
2015
2016
2017

Projections are based on the approval and sales of FlutiCare™ in 2016 and the launch of Zestra® in certain countries in 2015-2016

innovus pharma

Signed Commercial Agreements

	Innovus Product Partnerships Agreements			
	Partner	Territory	Milestones	Royalty
Zestra®	Orimed/Jamp	Canada	Up to $ 85M	Tiered Double Digit
	Sothema Labs	MENAWA	Up to $171.2M	Transfer Price
	DanaLife	Alternative Markets		Transfer Price
EjectDelay®	Orimed/Jamp	Canada	Up to $ 85M	Tiered Double Digit
	Ovation Pharma	Morocco	Up to $ 18.6M	Tiered Double Digit
Sensum+®	Orimed/Jamp	Canada	Up to $ 85M	Tiered Double Digit
	Ovation Pharma	Morocco	Up to $ 11.25M	Tiered Double Digit
	Tramorgan	UK	Up to $44M	50%
Zestra Glide®	Orimed/Jamp	Canada	Up to $ 85M	Tiered Double Digit
	Sothema Labs	MENAWA	Up to $171.2M	Transfer Price
Vesele®	Tramorgan	UK	Up to $13M	50%
TOTAL			Up to $343M	

Note: Orimed partnership includes all four products
Sothema partnership includes Zestra® and Zestra Glide®

innovus pharma

Management & Board of Directors

Proven & Experienced Team from Leading Publically Traded Life Sciences Companies

Management Team

Bassam Damaj, Ph.D.
President & CEO, Director

Lynnette Dillen CPA
EVP and CFO

Randy Berholtz, Esq.
Acting General Counsel & Secretary

Board of Directors & Advisory Board

Henry Esber, Ph.D.
Chairman of Board

Ziad Mirza, MD
Director

Vivian Liu
Director

Robert Hoffman CPA
Advisory Board

* Pharmacopeia LIGAND genzyme A SANOFI COMPANY Pfizer Genentech Mitsubishi Tanabe Pharma Arena APRICUS BIO

*Management Team, Board and Advisory Board Past or Present Affiliations. All Trademarks are owned by their respective companies

innovus pharma

INNV 2014-Q1 2015 Accomplishments

- **Grew Pipeline to Seven products**
  - 2014: Five commercial products (Zestra®, EjectDelay® , Sensum+® ,Zestra Glide® & Vesele®
  - Q1-2015: Two new products (Fluticare™ OTC (Fluticasone propionate NS) resulting from the acquisition of Novalere and Androferti®)
- **High Growth & Revenues**
  - 289% increase in Q3 2014 revenues versus Q2 2014
- **Signed Four Commercial Partnerships**
  - Up to $343M in sales milestones already signed with commercial partners in 28 countries
- **Expanded Retail and Online Presence in the US**
  - Multiple large retailers carry the Company products including:
    - Walmart
    - Pathmark
    - Kroger
    - Meijer
    - Big Y
    - Fred Myer

Why Invest in INNV ?

- **Commercial Revenue Generating Company**
  - Five commercial products (Zestra®, EjectDelay®, Sensum+®, Zestra Glide® & Vesele®
  - High Value product pipeline targeting over $1Billion US market (Fluticare® - Fluticasone propionate SP; Androferti®)

- **High Growth & Revenues**
  - 289% increase in Q3 2014 revenues versus Q2 2014

- **Multiple Near-Term Milestones**
  - Up to $343M in sales milestones already signed with commercial partners in 28 countries
  - Introduction of additional products in H1/2015
  - Announcing new commercial partnerships throughout 2015

- **Unique Business Strategy and Niche Market**
  - Clinically-proven products with established sales channels
  - Minimal Investment needed for R&D
  - Leverages established commercial partners in underserved geographies
  - Extensive network of commercial partnerships in 28 countries

- **Experienced and Proven Management Team**

innovus pharma

FlutiCare™

Fluticasone Propionate Nasal Spray for the Management of the nasal symptoms of
seasonal and perennial allergic and non-allergic rhinitis


FlutiCare
NEW!
FlutiCare
FlutiCare


ORIGINAL PRESCRIPTION STRENGTH
FlutiCare
NASAL ALLERGY
SYMPTOM RELIEVER
24 HR
Nasal Congestion
Runny Nose
Sneezing
Itchy Nose
120 SPRAYS
FlutiCare

innovus pharma

FlutiCare™

FlutiCare™ contains the Nasal Steroid active that is Physician Recommended and Consumer Preferred

- #1 form used by patients[1]
- #1 nasal steroid active prescribed by physicians[1]
- Familiar to patients, comfort of a known & trusted medicine
- Engrained in patients' allergy management
- Effective and safe



NEW!
FlutiCare
Fluticasone Propionate, USP, 50 mcg
NON DROWSY
NASAL ALLERGY RELIEVER
FULL PRESCRIPTION STRENGTH
FOR RELIEF OF:
Nasal Congestion
Sneezing
Runny Nose
Itchy Nose
DUE TO NASAL ALLERGIES
FlutiCare
120 METERED SPRAYS
120 METERED SPRAYS

[1] Data for nasal steroids since 2007

FlutiCare™



>177 million units of FlutiCare™ product form dispensed since 2007


>177M



Only 2 million Flonase units dispensed since 2007

- FlutiCare™ product form firmly fixed in consumer minds
- Leverage recognition of FlutiCare™ product form on branded offering as a means of driving purchase intent
- Expect to retain 15% of current prescription once OTC switch takes place

innovus pharma

FlutiCareTM Launch




NEW!
FlutiCare

Q4/2014	10/2015	Q4/15 - 1/1/16	Q2 2016
Filing for New ANDA	Begin Pre-approval activities	Likely approval of New ANDA	FlutiCareTM Expected Launch

FlutiCare™ Commercial- US Plan

Innovus Pharma's established as vendor of record

- Tier 1-85% of Allergy Category Sales

Walgreens
Walmart
Kroger
CVS/pharmacy
AmerisourceBergen
McKESSON
Cardinal Health
RITE AID
TARGET

- Tier 2 - 15% of Allergy Category Sales

H-E-B
DELHAIZE
GIANT EAGLE
Ahold
SAFEWAY
Winn Dixie
SUPERVALU

innovus pharma


CLINICALLY PROVEN
Zestra
Zestra

A Clinically Active and Proven Product to Enhance Female Sexual Desire/Arousal & Satisfaction in Women

innovus pharma

A Commercial High Value Asset

THE PRODUCT:

- Zestra®, acquired at the end of 2013, is the only clinically-proven **COMMERCIALLY SOLD** consumer care product with statistically significant clinical efficacy in women with FSI/AD, a disorder estimated to affect 10 million women
- Over **11.5 MILLION DOSES** of Zestra® have been sold so far.
- Zestra® is **WOMEN APPROVED:** 92% of users said that they would recommend to a friend and 78% said they would use it again
- Zestra® is currently being sold in retailers such as **Walmart**, **Kroger**, **Meijer** and through distributors such as **McKesson**, and **Cardinal Health**.
- **EXCELLENT SAFETY PROFILE**: 2 in 1 million reported minor adverse events from over 11 million doses sold since launch
- Zestra® franchise is **PATENT PROTECTED** until 2021

Zestra® Caters to a Large & Unmet Medical Market

Zestra® is a leading OTC brand franchise –- for improved female arousal desire & sexual satisfaction



LARGE MARKET

- ✓ **43% of women have sexual difficulties** (vs. 31% of men – ED = $6 billion market)
- ✓ **72% of sexually active women desire improved satisfaction**



NO APPROVED SOLUTIONS

- ✓ **No approved Rx solution in US**

' laumann, E.O. et al. Sexual Dysfunction in the United States: Prevalence and Predictors. JAMA, Feb. 10, 1999. vol. 281, No. 6 537-542
'' deKadt Zestra quantitative Consumer Study, October 2009

Zestra
Essential Arousal Oils™

Recommended by Leading Gynecologists



"All women deserve sexual satisfaction. Zestra is a breakthrough and it is safe, hormone-free and topically applied. I recommend Zestra because it is effective for so many of my patients."

– Dr. Susan Kellogg, Co-Founder and Director of Sexual Medicine,
The Pelvic and Sexual Health Institute of Philadelphia



"Many of my patients have had a positive experience using Zestra."

– Dr. Kristene E. Whitmore, Co-Founder and Medical Director,
The Pelvic and Sexual Health Institute of Philadelphia



"I have had great success using Zestra with a wide range of patients. In fact, I have had great results with my patients who are cancer survivors, and have experienced decreased sexual satisfaction due to their treatment. I frequently recommend Zestra, because it has proven to be safe and effective to enhance the sexual satisfaction of many of my patients."

– Michael L Krychman MD, Executive Director of the Southern California Center for Sexual Health and Survivorship Medicine

Top Worldwide Key Opinion Leaders Backing Zestra®

Dr. Michael L. Krychman (Executive Director of the Southern California Center for Sexual Health and Survivorship Medicine located in Newport Beach California, **USA**)

Dr. Gilbert Bou Jaoudé (Manager of the Center of Treatment and Research for the Reproductive Tract and Psychosomatic Diseases (ETPARP Center), located in Lille, France and President of the French-speaking Society for Sexual Medicine (SFMS), an affiliate of the European Society for Sexual Medicine (ESSM)) **France**)

Dr. Susan Kellogg-Spadt (Director of Female Sexual Medicine at Academic Urology Center for Pelvic Medicine in Bryn Mawr, Pennsylvania, **USA**)

Dr. Rosella Nappi (Associate Professor of Obstetrics and Gynecology at the Research Center for Reproductive Medicine and Director of the Gynecological Endocrinology & Menopause Unit at the IRCCS San Matteo Foundation, University of Pavia, **Italy**)

Dr. Santiago Palacios (Director of the Palacios' Institute of Women's Health, in Madrid, Spain, and President of the Spanish Foundation for Women and Health (FEMYS), **Spain**)

KOLs are part of Innovus Clinical advisory Board (CAB)

Very Well Reviewed and Liked Product


zestra
$8.99
Zestra Essential Arousal Oils - 3 Count
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home > sexual well-being > for her > creams & stimu
BEST SELLER
Zestra Essent
(87)
CLINICALLY PROVEN
Zestra
Walmart
Item Details
Zestra Essential Arousal Oils, 3ct
$8.97
(56)
CLINICALLY PROVEN
Zestra
Essential Arousal Oils
3 PERSONAL PACKETTES

Two Placebo Controlled Double Blind US Clinical Trials in 276 Women

- Clinical Efficacy-Primary Endpoints:
  - FSFI scores
  - FSEP scores as recorded in a diary
- Clinical Efficacy-Secondary Endpoints:
  - Treatment satisfaction questionnaire (WITS)
  - Consumer testing survey (ZCTS)
  - Two GAQs
    - Q1: If Sexual Satisfaction improved
    - Q2: If Number of successful encounters increased
  - FSDS, BDI and DAS
  - Sexual encounter frequency
  - Dropout rates
- Safety: Monitoring adverse events (AEs)

Zestra® Clinical Efficacy: Primary Endpoint Female Sexual Function Index (FSFI)


Desire
Arousal
Improvement (% Patients)
Placebo
Zestra
100
90
80
70
60
50
40
30
20
10
0

Zestra® Induced a statistically significant increase in Desire and Arousal in women using the product as compared to placebo

*2003 & 2007 Zestra® Clinical studies; The Journal of Sex & Marital Therapy, 29(s):33-44, 2003 and January 2010

Zestra® Clinical Efficacy-Secondary Endpoint Women's Inventory of Treatment Satisfaction (WITS)


WITS Total Score
Treatment Satisfaction
Sex Life Satisfaction
LS Mean Change, N=256
Placebo
Zestra
p=0.0086
p=0.0207
p=0.0246
0.0
0.1
0.2
0.3
0.4
0.5
0.6
0.7
0.8
0.9
1.0
1.1
1.2

- Women using Zestra® were 6 times more satisfied with their treatment as compared to placebo
- Women using Zestra® were twice more sexually satisfied as compared to placebo

*2003 & 2007 Zestra® Clinical studies; The Journal of Sex & Marital Therapy, 29(s):33-44, 2003 and January 2010

innovus pharma

Zestra® Safety Profile

Clinically proven: Well-established safety profile

276 patients

- No serious adverse events
- No drug / drug interactions
  - Birth control pill
  - Anti-depressants
  - Hormone therapies
  - Diabetes
  - Cancer therapies
- Hormone-free
- Ingredients GRAS (generally recognized as safe)

Zestra®-Commercial

Zestra® is available in the US and Canada including:

US Retailers such as:

Walmart

meijer

FredMeyer

Kroger

drugstore.com

C&S Wholesale Grocers

TARGET

Big Y

Pathmark

Canadian Retailers such as:

Loblaws

Rexall

SHOPPERS DRUG MART

Well.ca

Distributors:

CardinalHealth

McKESSON

innovus pharma

Drug Emporium

KeHE

H.D. SMITH

Tree of Life


MALE DESENSITIZER
EJECTDELAY™
Maximum Strength
Ejaculatory Control Gel
TAKE CONTROL OF YOUR SEXUAL LIFE WITHOUT LOSING THE SEXUAL DESIRE

For the Treatment of Premature Ejaculation (PE)


EJECTDELAY
EJECTDELAY


EJECT

EjectDelay® For Premature Ejaculation


MALE DESENSITIZER
EJECTDELAY
Maximum Strength
Ejaculatory Control Gel

- **EjectDelay®** is an OTC gel (Benzocaine 7.5%) indicated for the **treatment of premature ejaculation**.

- Benzocaine 7.5% in **EjectDelay®** is supported by a clinical study which **improved the intra-vaginal ejaculation latency time by 6.4 minutes** when compared to placebo treatment.

- Products with **Benzocaine 7.5%** for the treatment of premature ejaculation have **superior clinical efficacy** than other over the counter products, including Lidocaine, for the treatment of (Premature Ejaculation) PE.

- **PE** is the **most common form of male sexual dysfunction**, affecting 30% of men. [1]

[1] J Urol, suppl 2008;179:340, abstract 988


MALE DESENSITIZER
EJECTDELAY
BENZOCAINE 7.5% GEL
Maximum Strength
Ejaculatory Control Gel
TAKE CONTROL OF YOUR SEXUAL LIFE WITHOUT LOSING THE SEXUAL DESIRE

PE is a Large Market


DIAGRAM 2
Prevalence rates of premature ejaculation (%)
30
25
20
15
10
5
0
Northern Europe
Southern Europe
Non-European*
Latin America
Middle East
Southeast Asia

Prevalence of premature ejaculation in 7 regions. Participants were asked whether in the preceding 12 months, orgasm had been reached too rapidly for at least 2 months. Adapted from: Laumann et al.: Sexual problems among women and men aged 40–80 y: prevalence and correlates identified in the Global Study of Sexual Attitudes and Behaviors adapted to (2)


DIAGRAM 1
Couples
100
80
60
40
20
0
0
200
400
600
800
1000
1200
1400
1600
IELT (seconds)

Distribution of average ejaculatory latency time on 491 couples in Europe and the United States. Adapted from: Waldinger et al.: A multinational population survey of intravaginal ejaculation latency time; adapted to (7)

Sources:
2. Laumann EO, Nicolosi A, Glasser DB et al.: Sexual problems among women and men aged 40–80 y: prevalence and correlates identified in the Global Study of Sexual Attitudes and Behaviors. Int J Impot Res 2005; 17: 39–57.
7. Waldinger MD, Quinn P, Dilleen M, Mundayat R, Schweitzer DH, Boolell M: A multinational population survey of intravaginal ejaculation latency time. J Sex Med 2005; 2: 492–7.

MALE DESENSITIZER
EJECTDELAY
BENZOCAINE 7.5% GEL
Maximum Strength Ejaculatory Control Gel
TAKE CONTROL OF YOUR SEXUAL LIFE WITHOUT LOSING THE SEXUAL DESIRE

PE a Fast Growing Market


10.3% Annual Growth
Market Size (million $)
1.3
1.2
1.1
1.0
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0.0
2010
2011
2012
2013
2014
2017
Year

Source: companiesandmarkets.com; June 30, 2011

innovus pharma

EjectDelay®: Clinical Efficacy-I-ELT



% Patients with IELT > 2 minutes, N=30
100
90
80
70
60
50
40
30
20
10
0
Placebo
Lidocaine, 8%
Benzocaine, 7.5%



Mean Change (Treatment- Baseline) In Intravaginal Ejaculation Latency Time (min)
Placebo
Lidocaine,8%
EjectDelay
8
7
6
5
4
3
2
1
0
BL
N=30
N=30
N=30

Benzocaine 7.5% achieved the highest primary and secondary endpoint efficacy

- Over 90% increase in IELT >2min
- Extended ejaculation time by 6.4min

innovus pharma

EjectDelay®: Clinical Efficacy-I-ELT


Intra-Vaginal Ejaculatory Latency Time (minute)
7
6
5
4
3
2
1
0
BL
Placebo
BL
Placebo
BL
Placebo
Benzocaine 7.5%
Benzo 3%
Dapoxetine (SSRI)
Tempe (Lidocaine Prilocaine)
EjectDelay
Benzocaine 3%

1. McMahon CG. Dapoxetine: a new option in the medical management of premature ejaculation. Ther Adv Urol. 2012 October; 4(5): 233-251
2. Culley C. PSD 502: A second Phase III, randomized, double-blind, placebo-controlled study in premature ejaculation (PE) patients in the US and Europe. AUA 2010, Abstract# 1493

EjectDelay™-Commercial

- Launch of retail distribution in the US ongoing in 2015
- Product License approved by Health Canada. Expected Launch by our partner Orimed in Canada in Q1 2015.
- EjectDelay® is experiencing fast growth through online sales
- EjectDelay® is currently available through the following online channels:

drugstore.com

EJECTDELAY.COM

Medicals.com Your Health Online

amazon.com

innovus pharma

Financial Snapshot

OTCQB:	INNV
Funds committed/raised for 2014	~$2.1M
Cash Runway	Q2 2016
Shares outstanding	~40M

Cash runway until Q2 2016 including standard operating expenses

Why Invest in INNV ?

- **Commercial Revenue Generating Company**
  - Five commercial products (Zestra®, EjectDelay® , Sensum+® ,Zestra Glide® & Vesele®
  - High Value product pipeline targeting over $1Billion US market (Fluticare® - Fluticasone propionate SP, Androferti®)

- **High Growth & Revenues**
  - 289% increase in Q3 2014 revenues versus Q2 2014

- **Multiple Near-Term Milestones**
  - Up to $343M in sales milestones already signed with commercial partners in 28 countries
  - Introduction of additional products in H1/2015
  - Announcing new commercial partnerships throughout 2015

- **Unique Business Strategy and Niche Market**
  - Clinically-proven products with established sales channels
  - Minimal Investment needed for R&D
  - Leverages established commercial partners in underserved geographies
  - Extensive network of commercial partnerships in 28 countries

- **Experienced and Proven Management Team**

Contact
Bassam Damaj, Ph.D.
President & CEO
or
Lynnette Dillen, CPA
EVP & CFO

+1 858 964-5123
bdamaj@innovuspharma.com
ldillen@innovuspharma.com

innovus pharma